The Global Portfolio
Consolidated Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 53.2%	Shares	Value
Accommodation - 0.2%
Civeo Corp.	5,400	$124,200

Administrative and Support Services - 0.0%(a)
RB Global, Inc.	200	20,060

Aerospace and Defense - 0.1%
CACI International, Inc. - Class A (b)	100	36,692
Elbit Systems Ltd.	10	3,837
		40,529

Agencies, Brokerages, and Other Insurance Related Activities - 0.0%(a)
Brookfield Wealth Solutions Ltd.	232	12,106

Asset Management - 3.0%
Investor AB (b)	64,600	1,917,409

Chemical Manufacturing - 0.0%(a)
Resonac Holdings Corp.	600	11,865

Diversified Real Estate Activities - 0.7%
PrairieSky Royalty Ltd.	24,200	436,392

Entertainment - 1.7%
IG Port, Inc.	83,200	1,106,079

Financial Services - 1.0%
Hellenic Exchanges - Athens Stock Exchange SA	110,000	647,052
Value Partners Group Ltd. (b)	10,000	1,992
		649,044

Funds, Trusts, and Other Financial Vehicles - 0.9%
Mesabi Trust	20,918	568,969

Global Exchanges - 0.8%
ASX Ltd.	800	32,562
B3 SA - Brasil Bolsa Balcao	30,000	64,085
Deutsche Boerse AG	600	176,534
Euronext NV (c)	1,120	161,919
Japan Exchange Group, Inc. - ADR (d)	3,900	40,014
		475,114

Hospitality and Tourism - 0.3%
Carnival Corp. (b)	4,200	82,026
Norwegian Cruise Line Holdings Ltd. (b)	2,000	37,920
Royal Caribbean Cruises Ltd.	200	41,088
		161,034

Insurance Carriers - 0.0%(a)
Fairfax Financial Holdings Limited	4	5,789

Legal Services - 0.1%
CRA International, Inc.	220	38,104

Live Sports (Spectator Sports) - 0.2%
BIGLEAGUE (b)(e)	1,818	99,990

Management of Companies and Enterprises - 11.2%
Associated Capital Group, Inc. - Class A	13,300	509,656
Fairfax India Holdings Corp. (b)(c)	110,000	1,870,000
Galaxy Digital Holdings Ltd. (b)(d)	42,000	442,751
Hawaiian Electric Industries, Inc. (b)	164,600	1,802,370
White Mountains Insurance Group Ltd.	1,298	2,499,701
		7,124,478

Management, Scientific, and Technical Consulting Services - 0.3%
Booz Allen Hamilton Holding Corp.	1,600	167,328

Media - 1.8%
AlphaPolis Co. Ltd.	36,400	344,124
Nippon BS Broadcasting Corp.	2,000	11,921
Nippon Television Holdings, Inc.	24,800	504,962
Toei Animation Co. Ltd.	14,000	289,352
		1,150,359

Mining (except Oil and Gas) - 4.7%
Franco-Nevada Corp.	4,800	756,288
Sandstorm Gold Ltd.	90,000	679,500
Wheaton Precious Metals Corp.	20,000	1,552,600
		2,988,388

Motor Vehicle and Parts Dealers - 0.0%(a)
AutoNation, Inc. (b)	40	6,477
Penske Automotive Group, Inc.	30	4,319
		10,796

Nonmetallic Mineral Mining and Quarrying - 0.1%
Anglo American PLC - ADR	2,400	33,552

Nonmetallic Mineral Product Manufacturing - 0.1%
Eagle Materials, Inc.	418	92,767

Offices of Real Estate Agents and Brokers - 3.6%
Landbridge Co. LLC - Class A	32,200	2,316,468

Oil and Gas Extraction - 18.6%
EQT Corp.	12	641
Permian Basin Royalty Trust	40,000	396,400
Texas Pacific Land Corp.	8,634	11,439,964
		11,837,005

Other Financial Investment Activities - 0.9%
GAMCO Investors, Inc. - Class A	26,010	601,351

Other Investment Pools and Funds - 1.1%
Partners Value Investments LP (b)	2,193	228,573
Urbana Corp.	64,300	261,838
Urbana Corp. - Class A	48,300	193,327
		683,738

Securities and Commodities Exchanges - 0.3%
Cboe Global Markets, Inc.	200	45,258
CME Group, Inc.	200	53,058
Intercontinental Exchange, Inc.	500	86,250
		184,566

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.4%
Brookfield Asset Management Ltd.	400	19,380
Brookfield Corp.	4,000	209,640
		229,020

Support Activities for Mining - 0.3%
Aris Water Solutions, Inc. - Class A	5,600	179,424
Core Laboratories, Inc.	200	2,998
Liberty Energy, Inc.	200	3,166
		185,588

Support Activities for Water Transportation - 0.8%
Clarkson PLC	9,000	395,859
Siem Industries, Inc. (b)	5,500	121,000
		516,859
TOTAL COMMON STOCKS (Cost $20,959,214)		33,788,947

UNIT INVESTMENT TRUSTS - 17.5%	Shares	Value
Grayscale Bitcoin Mini Trust ETF (b)	30,704	1,120,389
Grayscale Bitcoin Trust ETF (b)	153,520	10,004,898
Grayscale Ethereum Classic Trust (b)	24	184
		11,125,471
TOTAL UNIT INVESTMENT TRUSTS (Cost $319,845)		11,125,471

WARRANTS - 0.1%	Contracts	Value
Other Investment Pools and Funds - 0.1%
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $11.50 (b)	3,493	42,477
TOTAL WARRANTS (Cost $19,638)		42,477

PREFERRED STOCKS - 0.0%(a)	Shares	Value
Financial Services - 0.0%(a)
Partners Value Investments LP, Series 1*, 4.50%, Perpetual	515	9,275

Other Investment Pools and Funds - 0.0%(a)
Partners Value Investments LP, Series 1*, 0.16%, 11/27/2030	2,193	1,645
TOTAL PREFERRED STOCKS (Cost $12,301)		10,920

CONVERTIBLE BONDS - 0.0%(a)	Par	Value
Department Stores - 0.0%(a)
Sears Holdings Corp., 8.00%, 12/15/2019 (e)(f)	41,080	0
TOTAL CONVERTIBLE BONDS (Cost $41,080)		0

TOTAL INVESTMENTS - 70.8% (Cost $21,352,078)		44,967,815
Money Market Deposit Account - 29.6% (g)		18,793,183
Liabilities in Excess of Other Assets - (0.4)%		(230,238)
TOTAL NET ASSETS - 100.0%		$63,530,760
two		–%

Percentages are stated as a percent of net assets.	–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)	Represents less than 0.05% of net assets.
(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $2,031,919 or 3.2% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $179,725, which represented 0.3% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $99,990 or 0.2% of net assets as of March 31, 2025.

(f)	Issuer is currently in default.
(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2025, 1.01%, 0.16%, 0.00% and 0.36% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at March 31, 2025.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Global Portfolio

The following is a summary of the inputs used to value The Global Portfolio's net assets as of March 31, 2025:

Assets^	Level 1		Level 2	Level 3		Total
Common Stocks	$33,146,056		$542,901	$99,990		$33,788,947
Unit Investment Trust	11,125,471		–	–		11,125,471
Warrants	–		42,477	–		42,477
Preferred Stocks	9,275		1,645	–		10,920
Convertible Bonds	–		–	–	*	–
Total Investments in Securities	$44,280,802		$587,023	$99,990		$44,967,815

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2024	$99,990
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-	***
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	-
Balance as of March 31, 2025	$99,990

Description	Fair Value at 3/31/2025		Valuation Techniques	Unobservable Input	Range**
Common Stocks	$99,990		Cost Approach	Precedent Transaction	$55.00 - $55.00
Convertible Bonds	$-	*	Asset Liquidation Analysis	Liquidation Proceeds	$0.00 - $0.00

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

***	Total change in unrealized appreciation/(depreciation) relating to Level 3 investment assets and investment liabilities still held by the Fund at March 31, 2025 is $0.